Exhibit 4.1

BNTY

Bounty Minerals, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CLASS A COMMON STOCK

SEE REVERSE FOR

CERTAIN DEFINITIONS

THIS CERTIFIES THAT

CUSIP

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF $0.01 PAR VALUE OF

BOUNTY MINERALS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of the Corporation’s duly authorized officers.

Dated:

/s/	/s/
Chief Financial Officer	Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

[●]

TRANSFER AGENT

AND REGISTRAR

BY AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right	under Uniform Gifts to Minors
of survivorship and not as	Act
tenants in common	(State)
UNIF GIFT MIN ACT- Custodian

Additional abbreviations may also be used though not in the above list.

For value received,                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                                                                                                                                                                                                          Shares of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                                                                                            Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

2